                                    EXHIBIT 3

                        AUDITOR GENERAL POWER OF ATTORNEY



            NOTE TO DELEGATION OF SIGNING AUTHORITY - ANNUAL AUDITS,
      ASSESSMENTS OF PERFORMANCE INFORMATION & SPECIAL EXAMINATION REPORTS,
                              AND QUALITY REVIEWERS


(1) This delegation becomes effective as of the date of the Auditor General's signature except as noted in the delegation.

(2)      This delegation replaces all previous delegations of signing authority.

(3) The assistant auditors general listed on page 12 have authority to sign auditors' reports in their group where signing authority has been delegated to a principal.

(4) The following assistant auditors general have authority to sign a "consent letter" to authorize distribution of a previously signed auditor's report to a securities regulator:

         Nancy Cheng                Business Development Bank of Canada

         Ron Thompson               Canada Mortgage and Housing Corporation

         Ron Thompson               Export Development Canada


(5) John Wiersema is delegated authority to sign all auditors' reports except where prohibited by law (Section 18 of the Auditor General Act), consent letters described in note 4 above, all special examination reports and all assessments of performance information.


Pursuant to Section 18 of the Auditor General Act, I hereby delegate authority to the following individuals to sign Annual Auditor's Reports and Special Examination Reports, as identified above.


                         /s/ Sheila Fraser                                                   April 27, 2006
-------------------------------------------------------------------  --------------------------------------------------------------
                        Sheila Fraser, FCA                                                        Date



DEPUTY AUDITOR GENERAL:

          /s/ John Wiersema
------------------------------------
         John Wiersema, FCA



ASSISTANT AUDITORS GENERAL:


            /s/ Richard Flageole                           /s/ Lyse Ricard                          /s/ Ronald C. Thompson
--------------------------------------------  ------------------------------------------  ------------------------------------------
           Richard Flageole, FCA                           Lyse Ricard, FCA                         Ronald C. Thompson, CA



            /s/ Douglas Timmins                            /s/ Nancy Cheng                            /s/ John Rossetti
--------------------------------------------  ------------------------------------------  ------------------------------------------
            Douglas Timmins, CA                            Nancy Cheng, FCA                           John Rossetti, CA


PRINCIPALS:

             /s/ Roger Simpson                            /s/ Alain Boucher                    /s/ Micheline Ethier Massicotte
--------------------------------------------  ------------------------------------------  ------------------------------------------
             Roger Simpson, FCA                           Alain Boucher, CA                    Micheline Ethier Massicotte, CA



             /s/ Julie Charron                             /s/ Crystal Pace                           /s/ Marian McMahon
--------------------------------------------  ------------------------------------------  ------------------------------------------
             Julie Charron, CA                             Crystal Pace, CA                           Marian McMahon, CA



              /s/ John O'Brien                            /s/ Michael Pickup                            /s/ Dale Shier
--------------------------------------------  ------------------------------------------  ------------------------------------------
              John O'Brien, CA                            Michael Pickup, CA                            Dale Shier, CA